Prepaid Expenses and Other Current Assets (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Prepaid Expenses And Other Current Assets
Deferred commission costs	$ 5,347	$ 4,602	$ 3,472
Prepaid taxes	931	1,962
Rebate receivable	510	766
Capitalized costs of in-vehicle devices owned by customers	892	595	436
Prepaid subscription service fees	567	425	689
Prepaid software license fees and support	565	382	177
Other	1,962	1,639	651
Total	$ 10,774	$ 10,371	$ 5,425